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                                                                    Exhibit 99.6

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
   CASE NAME:   Aerovox, Inc.                                                STATEMENT OF SOURCES AND USES OF CASH
   CASE NUMBER:   01-14680 jnf                                                          FOR MONTH ENDED:

                                                           7-30 June 01    28-Jul-01      25-Aug-01     29-Sep-01     27-Oct-01
                                                           ------------  -------------  ------------  ------------  -------------
SOURCES OF CASH

   Net Income (Loss)                                       $   150,219      ($663,280)  $         0   $         0   $          0
                                                           ------------  -------------  ------------  ------------  -------------

     Depreciation and Amortization                             307,781        281,044             0             0              0
                                                           ------------  -------------  ------------  ------------  -------------

     Other non-cash                                                  0                            0             0              0
                                                           ------------  -------------  ------------  ------------  -------------

     A/R Allowance                                                   0         19,166             0             0              0
                                                           ------------  -------------  ------------  ------------  -------------


OPERATIONS

   Add: Decrease in Assets
                                                           ------------  -------------  ------------  ------------  -------------

     Accounts Receivable                                             0      1,246,708
                                                           ------------  -------------  ------------  ------------  -------------

     Inventory, at cost                                      1,279,965         39,673
                                                           ------------  -------------  ------------  ------------  -------------

     Prepaid Expenses and current assets                             0              0
                                                           ------------  -------------  ------------  ------------  -------------

     Property, Plant and Equipment                              33,754              0
                                                           ------------  -------------  ------------  ------------  -------------

     Other (including Intercompany Activity)                    30,319        127,501
                                                           ------------  -------------  ------------  ------------  -------------

   Increases in Liabilities:

     Pre Petition Liabilities                                        0        627,130
                                                           ------------  -------------  ------------  ------------  -------------

     Post Petition Liabilities                               1,237,839              0
                                                           ------------  -------------  ------------  ------------  -------------

     Other Liabilities per Book                                      0              0
                                                           ------------  -------------  ------------  ------------  -------------

   TOTAL SOURCES OF CASH (A)                                 3,039,877      1,677,942
                                                           ------------  -------------  ------------  ------------  -------------

USES OF CASH

   Less: Increase in Assets:

     Accounts Receivable                                      (239,469)             0
                                                           ------------  -------------  ------------  ------------  -------------

     Inventory, at cost                                              0              0
                                                           ------------  -------------  ------------  ------------  -------------

     Prepaids and Other assets                                (366,548)       (81,803)
                                                           ------------  -------------  ------------  ------------  -------------

     Property, Plant, and Equipment                                  0        (22,489)
                                                           ------------  -------------  ------------  ------------  -------------

     Other (including Intercompany Activity)                  (256,195)       (77,690)
                                                           ------------  -------------  ------------  ------------  -------------

   Decreases in  Liabilities:

     Pre Petition Liabilities                                 (465,794)             0
                                                           ------------  -------------  ------------  ------------  -------------

     Post Petition Liabilities                                       0       (270,890)
                                                           ------------  -------------  ------------  ------------  -------------

     Other Liabilities per Book                                (23,928)      (128,345)
                                                           ------------  -------------  ------------  ------------  -------------

   TOTAL USES OF CASH (B)                                   (1,351,935)      (581,217)            0             0              0
                                                           ------------  -------------  ------------  ------------  -------------

NET SOURCE (USE) OF CASH (A-B=NET)                         $ 1,687,942   $  1,096,725   $         0   $         0   $          0
                                                           ------------  -------------  ------------  ------------  -------------

CASH-BEGINNING BALANCE (See OPR-1)                         $   432,066   $  2,120,007   $ 3,216,732   $         0   $          0
                                                           ------------  -------------  ------------  ------------  -------------

CASH-ENDING BALANCE (See OPR-1)                            $ 2,120,007   $  3,216,732
                                                           ============  =============  ============  ============  =============
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